Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

GE Capital
Invest Direct

FAQ | My Investment | Finish application

Home | Learn About Corporate Notes | Discover GE Interest Plus | Get Started

Personal | Businesses

Reach new heights
Corporate Notes may offer higher interest rates.
GET STARTED >

Corporate Notes and you

A few companies, like GE Capital, offer you the ability to directly invest in their unsecured debt through corporate notes. When you invest in GE Interest Plus corporate notes, you'll receive the following benefits:

- Higher interest rates than many other cash alternatives like FDIC-insured savings accounts, short-term CDs, and money market mutual funds
- The flexibility to redeem at any time without penalty
- Free electronic transfers between linked bank accounts and the ability to wire funds
- 24-7 investment account access via internet and automated telephone service

Why are GE Interest Plus interest rates higher than some alternatives?

Plain and simple, these investments are not FDIC insured. Unlike short-term bond funds or money market mutual funds, they are the unsecured debt of a single company. So, your risk (and your return) is higher. Plus, we service investments online or by phone. That saves us money in operating costs because we don't have a branch network.

When you buy these notes, you are joining more than 180,000 people like you who trust the stability of GE Capital. Some of them are current and former employees of GE or GE Capital who believe in the strength, stability and long term success of GE Capital.

But please, **read our prospectus** first.

If this short-term investment sounds like a flexible way to save money and enjoy higher interest rates than many competing alternatives, you can **start investing online** today.

GE Interest Plus Rates

Investment Amount	Rate (%)	Yield[1] (%)
Less than $15k	1.00	**1.00**
$15k - $49,999	1.05	**1.06**
$50k - $5MM*	1.10	**1.11**

Rates may be reset weekly.

Questions? Call us at 1-800-433-4480
Representatives are available business days, from 8:00 a.m. to 7:00 p.m. ET

GE Interest Plus is an investment in the senior, unsecured corporate debt of General Electric Capital Corporation. You should note that GE Interest Plus Notes are not a money market fund, which is generally a diversified fund consisting of investment in short term debt securities of many companies. Unlike bank accounts and certificates of deposit, GE Interest Plus is not an FDIC-insured deposit. GE Interest Plus is not guaranteed under the FDIC's Temporary Liquidity Guarantee Program. It is possible to lose money if GE Capital is unable to pay its debts. Please see the prospectus for important investment information.

The issuer has filed a registration statement (including a prospectus) [Registration Statement No. 333-182527] with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov or by clicking **here**. Alternatively, the issuer, any underwriter, or any dealer participating in the offering will arrange to mail you the prospectus if you request it by clicking **here**.

*The portion of your investment that is greater than $5 Million will earn a rate of .25% and a yield of .25%.

GE.com | GECapital.com | Prospectus | Privacy Policy | SEC Fillings | Rate History | Site Map

Copyright 2012, General Electric Capital Corporation

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

Investment Quality

- How safe is my investment?
- Is GE Interest Plus FDIC Insured?

Fees

Reporting, investor communications

Types of investment accounts

How to contact us

Managing your investment online or over the phone

Questions? Call us at 1-800-433-4480
Representatives are available business days, from 8:00 a.m. to 7:00 p.m. ET

GE Interest Plus is an investment in the senior, unsecured corporate debt of General Electric Capital Corporation. You should note that GE Interest Plus Notes are not a money market fund, which is generally a diversified fund consisting of investment in short term debt securities of many companies. Unlike bank accounts and certificates of deposit, GE Interest Plus is not an FDIC-insured deposit. GE Interest Plus is not guaranteed under the FDIC's Temporary Liquidity Guarantee Program. It is possible to lose money if GE Capital is unable to pay its debts. Please see the prospectus for important investment information.

The issuer has filed a registration statement (including a prospectus) [Registration Statement No. 333-182527] with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov or by clicking here. Alternatively, the issuer, any underwriter, or any dealer participating in the offering will arrange to mail you the prospectus if you request it by clicking here.

*The portion of your investment that is greater than $5 Million will earn a rate of .25% and a yield of .25%.

GE.com GECapital.com Prospectus Privacy Policy SEC Fillings Rate History Site Map

Copyright 2012, General Electric Capital Corporation

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

Have questions about GE Interest Plus? The good news is that they may have been answered for you below. Still need assistance? Representatives are available business days from 8:00 a.m. to 7:00 p.m. ET and may be reached at 1-800-433-4480.

What is GE Capital Invest Direct?

GE Capital Invest Direct is a website through which General Electric Capital Corporation offers consumers and small businesses the opportunity to invest directly in GE Interest Plus corporate notes.

What is GE Interest Plus?

GE Interest Plus is an investment designed to provide individual investors with a convenient way to invest directly in General Electric Capital Corporation (GECC). It is an unsecured and unsubordinated debt obligation of GECC and is not a bank account, certificate of deposit or a money market fund. It is not a bank deposit or certificate of deposit and is not FDIC insured. GE Interest Plus in not guaranteed under the FDIC’s Temporary Liquidity Guarantee Program. It is offered by prospectus only in the U.S. Complete information concerning GE Interest Plus is contained in the prospectus.

How does GE Interest Plus set its rates?

Rates are reviewed by the GE Interest Plus Committee and may be reset on a weekly basis.

How is yield calculated?

Yield reflects the annual rate of return on your investment. It assumes that interest is accrued and compounded daily and posted monthly, and that there are no additional investments or redemptions.

How is Interest accrued and paid?

Interest on the GE Interest Plus Notes will accrue and compound daily. Interest will be credited and automatically reinvested in additional GE Interest Plus Notes monthly.

What is the minimum initial investment?

The minimum initial investment is $500.

What if my investment amount falls below the required minimum?

The required minimum investment is $500. If your investment falls below the required minimum you will be notified in writing and will be provided with at least 30 days in which to increase your balance to the requirement. If you do not do so, your investment may be fully redeemed. Upon such redemption, a check for the redemption amount will be mailed to the registered address of record.

Will the interest I earn be taxable?

Yes. Interest earned on your GE Interest Plus investment will constitute income to you and is taxable in the year in which it is earned. Interest income is subject to federal and applicable state and local taxes.

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

Why do you pay a lower rate for investments that are greater than $5 Million?

The rate paid to investments greater than $5 million is designed to encourage investors to maintain investments below $5 million and the reduced rate only applies to that portion of your investment that is greater than $5 million.

What if I have questions about my investment?

For up-to-date information about your investment or current GE Interest Plus rates, you may login to eService or call our automated telephone service at 1-800-433-4480, 24 hours a day, 7 days a week. Customer Service Representatives are also available at this number, business days, from 8:00 a.m. to 7:00 p.m. Eastern Time.

How do I invest in GE Interest Plus?

To invest, you will submit your application online. For individuals, joint tenants and custodial investors, your application will be reviewed online in real time. if your application is approved, you will have the opportunity to fund your investment either through electronic transfer from a linked bank account or by mailing in a check. For trust investors, you will submit your application online and then mail in supporting documentation along with your check to fund your investment.

Can I apply for an investment if I do not have a Driver’s License?

Yes. If you do not have a Driver’s License, you may apply as long as you have a valid, non-expired State ID.

What types of checks will you accept for investment?

Your investment check must be drawn on a U.S. bank or a U.S. branch of a foreign bank. Funds must be in U.S. dollars. Cash, money orders, traveler’s checks, starter checks, cashier’s checks, credit card checks, foreign checks and third party checks are not acceptable. Your check must be made payable to “GE Interest Plus” or the registered investors of the GE Interest Plus Investment. Initial investment checks must be made out to “GE Interest Plus.”

How do I add to or redeem from my investment?

The easiest way to invest more or redeem a portion of your investment is by linking an external bank account and electronically transferring funds to and from your linked bank account. Such transactions may be done on a one-off basis or you may set up automatic monthly investment or redemption transactions. Other ways to invest include mailing in a check, wiring in funds, payroll deductions, authorizing Social Security to deposit your monthly payments, and authorizing automatic monthly transfers from a linked bank account. In addition to requesting an electronic redemption transfer to your linked bank account, you may redeem through check writing (if you are enrolled and maintain a signature card on file) and the Wire Redemption Service (if you are enrolled).

Can I redeem my investment at any time?

Yes, you can do so at no charge by simply writing a check ($250 minimum), transferring money to a linked bank account through electronic transfer or enrolling in the Wire Redemption Service option (subject to a $1,000 minimum wire amount and a $25 wire fee).

Are there any penalties for redeeming funds?

No. You have unlimited access to your investment if the funds are available for redemption. If you write a check under the $250 minimum or redeem funds using the Wire Redemption Service, requirement, however, you may be assessed a fee as described in our prospectus and supplements.

What type of bank account can I link to my GE Interest Plus investment?

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

The bank account you link to your investment must be a U.S.-based bank checking or savings account. You may link a bank account to your investment when you apply online and may subsequently add additional linked bank accounts or change your linked bank accounts through our eService website.

Can I link more than one bank account to my GE Interest Plus investment?

Yes, you may do so if you are enrolled in eService and link your bank account through the eService website.

When are invested funds available for redemption?

New investments will be available for redemption between 1 to 7 business days after the date such funds are credited to your investment account depending on how you sent in your investment. This period of time is designed to protect both you and GE Interest Plus by ensuring that your investment has been cleared by the banking system. Please note that while your money may not be immediately available for redemption, it will continue to earn interest from the credit date. See the table below to determine when your money will be available for redemption:

Investment Method	Available for redemption

Initial investment (new investments)	7 business days after credit date

Mailed investment check	7 business days after credit date

Wired investment	1 business day after credit date

Automated Clearing House (electronic transfer)	1 business day after credit date

GE Employee Payroll Deduction	1 business day after credit date

How safe is my investment?

GE Interest Plus is an investment in the senior unsecured corporate debt of General Electric Capital Corporation. GE Interest plus is not an obligation of or guaranteed by General Electric Company, BNY Mellon (our Agent Bank), GE Capital Bank, GE Capital Retail Bank or any other company. The Notes are not equivalent to a deposit or other bank account and are not subject to the protection of the Federal Deposit Insurance Corporation or any other insurance. The Notes are not a brokerage account with GE Capital Markets, Inc. or any other broker-dealer and are not protected by the Securities Investor Protection Corporation under the Securities Investors Protection Act of 1970. The Notes are also not a money market fund and are not subject to the requirements of the Investment Company Act of 1940 or the Employee Retirement Income Security Act of 1974, as amended. Please review our prospectus and supplements before you invest.

Is GE Interest Plus FDIC Insured?

No. GE Interest Plus is not an FDIC-insured bank deposit or certificate of deposit. It is an investment in the senior unsecured corporate debt of General Electric Capital Corporation.

Do I pay any sales or management fees?

No. There are no sales or management fees.

Are there maintenance or other fees?

There are no regular maintenance fees. Fees assessed are for wire redemptions, stop payment requests, checkbook reorders and other items outlined in our prospectus and supplements.

When will I know that my investment has been established?

When you open your investment online, you will be provided with welcome information on screen and can download your welcome kit once your investment has been established. You will also be notified that your investment has been opened through a

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

confirmation statement mailed to you. Please note that there may be instances where we require additional information to validate your identity before we open your investment account. If that is the case, there may be a delay in the establishment of your investment.

How often will I receive statements?

You will be emailed a statement notification or mailed a statement monthly. If you do receive your statements online, you’ll have access to 24 months of historic statements on our eService website.

When will I receive my 1099-INT Form?

GE Interest Plus will mail you your 1099-INT Form in January of each year following the reporting year.

What are the types of investment accounts that I can open?

GE Interest Plus opens individual investments, joint investments, Uniform Gifts to Minors or Uniform Transfer to Minors investments (UGMA or UTMA) and trust investments. Trust applications will not be accepted from any trust that is an employee benefit, retirement, or deferred compensation plan.

What is required to open a Trust Investment?

After you submit your application electronically only, you must mail in a completed and signed Trustee Certification and Agreement, IRS Form W-9, and the first two pages and the signature page of the trust agreement along with your check for $500 or more to fund your investment. Make sure the name of the trust, the date the trust was established and the name of the trustee (and co–trustee if applicable) appear on the pages of the trust agreement you send in.

What is a Uniform Gift to Minor’s Account?

The Uniform Gift to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA) is a type of custodial account for children. Most states have adopted one form of these uniform acts as a means of transferring ownership of property to children. The Acts allow a person to fund an investment for a child, but limit that child’s access to the investment until the child reaches the age of majority. The age of majority is set by state law and typically ranges from 18 to 21. The child is the investment owner, but the parent (or other adult) is named as custodian. The custodian controls the investment until the child is no longer a minor. At that point, the custodial relationship ends and the child controls the investment.

Can I establish an investment account with an address outside the United States?

No. GE Interest Plus Notes are issued only in the United States. GE Interest Plus is available only to individuals who have an established residence in the U.S.

Can I have my mail sent to an address outside the United States?

No.

Does GE Interest Plus offer IRAs?

No. GE Interest Plus is not a retirement investment vehicle.

What are the mailing addresses for GE Capital Invest Direct/GE Interest Plus?

For financial items (checks)
GE Capital Invest Direct
GE Interest Plus
PO Box 534020
Pittsburgh, PA 15253-4020

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

For Letters/Correspondence:
GE Capital Invest Direct
GE Interest Plus
PO Box 534021
Pittsburgh, PA 15253-4021

For overnight mail:
GE Capital Invest Direct
GE Interest Plus
Room 154-0510
500 Ross Street
Pittsburgh, PA 15262

How do I invest by wire?

If you have an investment, you may wire funds to your investment with the following instructions:

GE Interest Plus, BNY Mellon, Pittsburgh, PA
ABA # 043000261
Investment Account #: Your 14-digit GEIP Investment Account Number

You will likely be charged a wire fee by the originating bank. Your funds will be invested and you will begin earning interest on the same business day we receive the wire. Please be advised that our agent bank has a different routing number for Automated Clearing House transactions (electronic transfers). Make sure you use the wire routing number listed above for wire transactions.

How can I manage my investment via the Internet?

Once you receive your investment number, you will be able to manage your investment online through GE Capital Invest Direct eService. If you open your investment online you will register for eService during your application process and complete your registration process after your investment has been opened successfully. With eService you’ll have fast, safe, and easy access to your investment anytime, anywhere and be able to conveniently manage your investment online:

•	Transfer money between your investment and a linked bank account
•	Add or change a linked bank account
•	Update your profile
•	View all of the GE Interest Plus investments associated with your Social Security number from one log-in
•	View transactions, check images and statements.

How secure is my information online?

To ensure security, we encrypt all information between your PC and GE Interest Plus using secured browsers and 128–bit encryption technology.

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

GE Capital
Invest Direct

Text Size A A A | Secure Site

1. Get Started
> Who Are You?
> Select Product

Get Started

To get started, let us know where you are in the process, the type of investment you want to create, along with the amount you wish to invest. Then, we'll get you to the application that's right for you.

Who Are You?

Please let us know where you are in the application process so that we can better serve you.

- ○ I am a new investor
- ○ I currently have an investment
- ○ I've already started an application

NEXT →

To help the government fight the funding of terrorism and money laundering activities, Federal Law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. To verify your identity, we require information on each registered owner/co-owner of the investment. As part of normal verification procedures, a credit bureau inquiry will be conducted.

Need help? Call us at 1-800-433-4480. Representatives are available business days, from 8:00 AM to 7:00 PM ET

© 2012 General Electric Capital Corporation Privacy Policy

GE Interest Plus is an investment in the senior, unsecured corporate debt of General Electric Capital Corporation. You should note that GE Interest Plus Notes are not a money market fund, which is generally a diversified fund consisting of investment in short term debt securities of many companies. Unlike bank accounts and certificates of deposit, GE Interest Plus is not an FDIC-insured deposit. GE Interest Plus is not guaranteed under the FDIC's Temporary Liquidity Guarantee Program. It is possible to lose money if GE Capital is unable to pay its debts. Please see the prospectus for important investment information.

The issuer has filed a registration statement (including a prospectus) [Registration Statement No. 333-182527] with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov or by clicking here. Alternatively, the issuer, any underwriter, or any dealer participating in the offering will arrange to mail you the prospectus if you request it by clicking here or calling toll free 1-800-433-4480.

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

GE Capital
Invest Direct

Text Size A A A | Secure Site

1. Get Started
- > Who Are You?
- > Select Product

Get Started

To get started, let us know where you are in the process, the type of investment you want to create, along with the amount you wish to invest. Then, we'll get you to the application that's right for you.

Who Are You?

Please let us know where you are in the application process so that we can better serve you.

- (•) I am a new investor
  - (•) I'd like to open a **personal, custodial** or **trust** investment
  - ( ) I'd like to open a **business** investment
- ( ) I currently have an investment
- ( ) I've already started an application

To apply for a personal investment, you must be at least 18 years old. You'll need to provide:

- Your Social Security number
- A Driver's License or State ID
- Your bank's routing number and your bank account number

Opening a trust investment? You'll also need to provide a copy of the first two pages and the signature page of the trust agreement to establish an investment.

NEXT →

To help the government fight the funding of terrorism and money laundering activities, Federal Law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. To verify your identity, we require information on each registered owner/co-owner of the investment. As part of normal verification procedures, a credit bureau inquiry will be conducted.

Need help? Call us at 1-800-433-4480. Representatives are available business days, from 8:00 AM to 7:00 PM ET

© 2012 General Electric Capital Corporation Privacy Policy

GE Interest Plus is an investment in the senior, unsecured corporate debt of General Electric Capital Corporation. You should note that GE Interest Plus Notes are not a money market fund, which is generally a diversified fund consisting of investment in short term debt securities of many companies. Unlike bank accounts and certificates of deposit, GE Interest Plus is not an FDIC-insured deposit. GE Interest Plus is not guaranteed under the FDIC's Temporary Liquidity Guarantee Program. It is possible to lose money if GE Capital is unable to pay its debts. Please see the prospectus for important investment information.

The issuer has filed a registration statement (including a prospectus) [Registration Statement No. 333-182527] with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov or by clicking here. Alternatively, the issuer, any underwriter, or any dealer participating in the offering will arrange to mail you the prospectus if you request it by clicking here or calling toll free 1-800-433-4480.

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

GE Capital
Invest Direct

Text Size A A A

Secure Site

1. Get Started

- ✓ Who Are You?
- Select Product

Get Started

To get started, let us know where you are in the process, the type of investment you want to create, along with the amount you wish to invest. Then, we'll get you to the application that's right for you.

Select Product

What type of ownership will this investment have?

- (●) Individual
- ( ) Joint
- ( ) Custodial Investment (Gifts/Transfers to Minors Act)
- ( ) Trust

Which product would you like to invest in?

- (●) GE Interest Plus

How much would you like to invest?

$ 50000

The minimum initial investment is $500.

The rate you will receive will vary based on the dollar amount you invest. See current rates for more information.

BACK NEXT →

Need help? Call us at 1-800-433-4480. Representatives are available business days, from 8:00 AM to 7:00 PM ET

© 2012 General Electric Capital Corporation Privacy Policy

GE Interest Plus is an investment in the senior, unsecured corporate debt of General Electric Capital Corporation. You should note that GE Interest Plus Notes are not a money market fund, which is generally a diversified fund consisting of investment in short term debt securities of many companies. Unlike bank accounts and certificates of deposit, GE Interest Plus is not an FDIC-insured deposit. GE Interest Plus is not guaranteed under the FDIC's Temporary Liquidity Guarantee Program. It is possible to lose money if GE Capital is unable to pay its debts. Please see the prospectus for important investment information.

The issuer has filed a registration statement (including a prospectus) [Registration Statement No. 333-182527] with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov or by clicking here. Alternatively, the issuer, any underwriter, or any dealer participating in the offering will arrange to mail you the prospectus if you request it by clicking here or calling toll free 1-800-433-4480.

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

GE Capital
Invest Direct

Text Size A A A | Secure Site

- 1. Get Started
- **2. Personal Information**
  - > Primary Applicant
- 3. Create Your Investment
- 4. Fund Your Investment
- 5. Choose Username and Password

Your Selection

Investment In:
GE Interest Plus
Amount: **$500.00**

Personal Information

Please provide the following information:

Your Information

First Name | M.I. Optional | Last Name | Suffix Optional

Email Address

Please re-enter Email Address

Telephone Numbers

Primary Phone | Secondary Phone Optional

Address Details

Please do not enter a P.O. Box. All addresses must be in the United States.

Street Address

City

State -Select- | ZIP Code

How long have you lived at this address?

( ) Less than two years ( ) Two or more years

Is this your mailing address?

(•) Yes ( ) No

Identification Credentials

What is your Social Security number?

Date of Birth month | day | year

What type of identification will you be using? Please select one

Are you a GE Employee?

( ) Yes (•) No

BACK | NEXT: Confirm your Information →

Need help? Call us at 1-800-433-4480. Representatives are available business days, from 8:00 AM to 7:00 PM ET

© 2012 General Electric Capital Corporation Privacy Policy

GE Interest Plus is an investment in the senior, unsecured corporate debt of General Electric Capital Corporation. You should note that GE Interest Plus Notes are not a money market fund, which is generally a diversified fund consisting of investment in short term debt securities of many companies. Unlike bank accounts and certificates of deposit, GE Interest Plus is not an FDIC-insured deposit. GE Interest Plus is not guaranteed under the FDIC's Temporary Liquidity Guarantee Program. It is possible to lose money if GE Capital is unable to pay its debts. Please see the prospectus for important investment information.

The issuer has filed a registration statement (including a prospectus) [Registration Statement No. 333-182527] with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov or by clicking here. Alternatively, the issuer, any underwriter, or any dealer participating in the offering will arrange to mail you the prospectus if you request it by clicking here or calling toll free 1-800-433-4480.

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

GE Capital
Invest Direct

Text Size A A A | Secure Site

1. Get Started
2. Trust Information
- Trust Name, TIN and Date
- Trustee 1 Details
- Trustee 2 Details

3. Create Your Application

Your Selection
Investment In:
GE Interest Plus
Amount: **$1,000.00**

Trust Information

You will now need to enter information regarding the trust itself as well as the names and personal information of each trustee.

Trust Name, TIN and Date

Please provide the name of the trust, the tax identification number (TIN), and the date the trust was established.

Trust Name

There is a 40 character limit for the name of your Trust. Please abbreviate the Trust Name to fit within field limitations.

Is the TIN the same as the Social Security number of the primary trustee?

(•) Yes ( ) No

Trust Date

month | day | year

BACK | NEXT: Enter Trustee 1 Details →

Need help? Call us at 1-800-433-4480. Representatives are available business days, from 8:00 AM to 7:00 PM ET

© 2012 General Electric Capital Corporation Privacy Policy

GE Interest Plus is an investment in the senior, unsecured corporate debt of General Electric Capital Corporation. You should note that GE Interest Plus Notes are not a money market fund, which is generally a diversified fund consisting of investment in short term debt securities of many companies. Unlike bank accounts and certificates of deposit, GE Interest Plus is not an FDIC-insured deposit. GE Interest Plus is not guaranteed under the FDIC's Temporary Liquidity Guarantee Program. It is possible to lose money if GE Capital is unable to pay its debts. Please see the prospectus for important investment information.

The issuer has filed a registration statement (including a prospectus) [Registration Statement No. 333-182527] with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov or by clicking here. Alternatively, the issuer, any underwriter, or any dealer participating in the offering will arrange to mail you the prospectus if you request it by clicking here or calling toll free 1-800-433-4480.

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

GE Capital
Invest Direct

Text Size A A A   Secure Site

1. Get Started
2. Personal Information
3. Create Your Investment
> Review Terms and Conditions
> Final Verification
4. Fund Your Investment
5. Choose Username and Password

Your Selection
Investment In:
GE Interest Plus
Amount: **$500.00**

Review Terms and Conditions

Review the information appearing below, and certify your tax information.

GE Interest Plus Prospectus

GE Interest Plus notes are offered to the general public by prospectus only. In making an investment decision regarding GE Interest Plus notes, you should rely only on the information contained in (1) the most recent GE Interest Plus prospectus, (2) any related prospectus supplement and (3) the pricing supplement or supplements that describe the terms of GE Interest Plus notes. All offerings are subject to delivery of the prospectus and the prospectus supplements. Before you invest you should read the prospectus in the registration statement related to GE Interest Plus notes and the other documents that General Electric Capital Corporation has filed with the SEC for more information about General Electric Capital Corporation and this offering. Click on the link below to review the prospectus online.

View Prospectus

Terms and Conditions of Investment, eService, and eConsent

Consent to Electronic Delivery

Review the electronic consent (eConsent) terms and conditions appearing below and indicate whether you accept them. If you do not accept them, you will not be able to establish your investment online.

By clicking "I Accept" you consent to electronically receive: (1) the GE Interest Plus prospectus; (2) any related prospectus supplement; (3) the pricing supplement or supplements that describe the terms of GE Interest Plus,

Please Indicate that you have read the above and accept:

I Accept   I Decline

Printable Version →

W9 Tax Certification

Taxpayer Identification: 445-54-4554

Under penalties of perjury, I certify that:

1. **The number provided above is my correct taxpayer identification number, and**
2. **I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and**
3. **I am a U.S. citizen or a U.S. resident alien.** Click here for IRS form & W9 instructions.

Certification Instructions:

☐ You must click on this check box to delete item 2 above if the IRS has notified you that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

By accepting below you agree under penalties of perjury that the Taxpayer Identification Number and Certification above is correct and complete.

Please Indicate that you have read the above and accept:

I Accept   I Decline

BACK   NEXT: Final Verification →

Need help? Call us at 1-800-433-4480. Representatives are available business days, from 8:00 AM to 7:00 PM ET

© 2012 General Electric Capital Corporation Privacy Policy

GE Interest Plus is an investment in the senior, unsecured corporate debt of General Electric Capital Corporation. You should note that GE Interest Plus Notes are not a money market fund, which is generally a diversified fund consisting of investment in short term debt securities of many companies. Unlike bank accounts and certificates of deposit, GE Interest Plus is not an FDIC-insured deposit. GE Interest Plus is not guaranteed under the FDIC's Temporary Liquidity Guarantee Program. It is possible to lose money if GE Capital is unable to pay its debts. Please see the prospectus for important investment information.

The issuer has filed a registration statement (including a prospectus) [Registration Statement No. 333-182627] with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov or by clicking here. Alternatively, the issuer, any underwriter, or any dealer participating in the offering will arrange to mail you the prospectus if you request it by clicking here or calling toll free 1-800-433-4480.

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

GE Capital
Invest Direct

Text Size A A A Secure Site

1. Get Started
2. Personal Information
3. Create Your Investment
4. Fund Your Investment
- ✓ Bank Account Information
- > Account Verification

Your Selection

Investment In:
GE Interest Plus
Amount: **$5,000.00**

Fund Your Investment

How would you like to verify your bank account?

The following is your bank account as entered from the previous step. Please verify this information with your physical check or account statement.

Bank Name	Account Number
Dag Bank	**106000183**

Instant Verification

Open your investment today using Instant Verification

Provide the username and password you use for your online bank account access. This information is sent directly to your bank - we don't see or save it. You may also be asked to enter the security questions you set up at your bank.

Select Instant Verification →

Recommended Option
Why? It's Faster

OR

Trial Deposit

Your bank account can also be verified through two small deposits we'll make to your bank account - then you return to our site to enter the deposit amounts.

This option takes a few days to process, so if you elect to do this, we won't be able to open your investment today.

SELECT TRIAL DEPOSIT

BACK

Need help? Call us at 1-800-433-4480. Representatives are available business days, from 8:00 AM to 7:00 PM ET

© 2012 General Electric Capital Corporation Privacy Policy

GE Interest Plus is an investment in the senior, unsecured corporate debt of General Electric Capital Corporation. You should note that GE Interest Plus Notes are not a money market fund, which is generally a diversified fund consisting of investment in short term debt securities of many companies. Unlike bank accounts and certificates of deposit, GE Interest Plus is not an FDIC-insured deposit. GE Interest Plus is not guaranteed under the FDIC's Temporary Liquidity Guarantee Program. It is possible to lose money if GE Capital is unable to pay its debts. Please see the prospectus for important investment information.

The issuer has filed a registration statement (including a prospectus) [Registration Statement No. 333-182527] with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov or by clicking here. Alternatively, the issuer, any underwriter, or any dealer participating in the offering will arrange to mail you the prospectus if you request it by clicking here or calling toll free 1-800-433-4480.

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

GE Capital
Invest Direct

Text Size A A A

Secure Site

- 1. Get Started
- 2. Personal Information
- 3. Create Your Investment
- 4. Fund Your Investment
  - ✓ Bank Account Information
  - › Account Verification

Your Selection

Investment In:
GE Interest Plus
Amount: **$2,000.00**

Fund Your Investment

Enter login information for your bank

Please enter your EXACT online login credentials for the bank account you wish to verify now. These are the credentials your bank presents to you when you login to their website.

Bank Name
DagBankComplexLoginForm Bank

Account Number
106000424

DagBankComplexLoginForm Username
getest43.SecurityQA1

DagBankComplexLoginForm Password
•••••••••••

Please Enter username and password for:
DagBankComplexLoginForm Bank

Security: All information is fully encrypted. We never save your bank username or password.

BACK

NEXT: Verify your Bank Account →

Need help? Call us at 1-800-433-4480. Representatives are available business days, from 8:00 AM to 7:00 PM ET

© 2012 General Electric Capital Corporation Privacy Policy

GE Interest Plus is an investment in the senior, unsecured corporate debt of General Electric Capital Corporation. You should note that GE Interest Plus Notes are not a money market fund, which is generally a diversified fund consisting of investment in short term debt securities of many companies. Unlike bank accounts and certificates of deposit, GE Interest Plus is not an FDIC-insured deposit. GE Interest Plus is not guaranteed under the FDIC's Temporary Liquidity Guarantee Program. It is possible to lose money if GE Capital is unable to pay its debts. Please see the prospectus for important investment information.

The issuer has filed a registration statement (including a prospectus) [Registration Statement No. 333-182527] with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov or by clicking here. Alternatively, the issuer, any underwriter, or any dealer participating in the offering will arrange to mail you the prospectus if you request it by clicking here or calling toll free 1-800-433-4480.

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

GE Capital
Invest Direct

Text Size A A A | Secure Site

- 1. Get Started
- 2. Personal Information
- 3. Create Your Investment
- **4. Fund Your Investment**
  - ✓ Bank Account Information
  - > Account Verification

Your Selection

Investment In:
GE Interest Plus
Amount: **$2,000.00**

Fund your Investment

Trial Deposit Verification

We make two small deposits into the bank account you entered — then you report back to us the exact amount of those deposits.

This option takes a few days to process. After you receive the deposits, you'll return to this site, enter the deposits in to verify your bank account, and fund your investment through a transfer from this bank account to your new investment.

1. 72hs — Within the next 72 hours, we'll make two small deposits into your account.
2. Visit your bank's web site, determine the amounts of those two deposits.
3. FINISH APPLICATION — When you're ready, log back into this site, and we'll prompt you to enter the two amounts.
4. Once we've validated your account in this manner, we'll transfer in your opening investment.

BACK | I Agree - Make Trial Deposits →

Need help? Call us at 1-800-433-4480. Representatives are available business days, from 8:00 AM to 7:00 PM ET

© 2012 General Electric Capital Corporation Privacy Policy

GE Interest Plus is an investment in the senior, unsecured corporate debt of General Electric Capital Corporation. You should note that GE Interest Plus Notes are not a money market fund, which is generally a diversified fund consisting of investment in short term debt securities of many companies. Unlike bank accounts and certificates of deposit, GE Interest Plus is not an FDIC-insured deposit. GE Interest Plus is not guaranteed under the FDIC's Temporary Liquidity Guarantee Program. It is possible to lose money if GE Capital is unable to pay its debts. Please see the prospectus for important investment information.

The issuer has filed a registration statement (including a prospectus) [Registration Statement No. 333-182527] with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov or by clicking here. Alternatively, the issuer, any underwriter, or any dealer participating in the offering will arrange to mail you the prospectus if you request it by clicking here or calling toll free 1-800-433-4480.

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527

GE Capital
Invest Direct

Text Size A A A | Secure Site

1. Get Started
2. Personal Information
3. Create Your Investment
4. Fund Your Investment
- ✓ Bank Account Information
- › Account Verification

Your Selection

Investment In:
GE Interest Plus
Amount: **$2,000.00**

Fund Your Investment

Trial Deposit Confirmation

To verify your bank account, please enter the two trial deposit amounts that we placed in your account.

Amount of First Deposit:
$0. 08

Amount of Second Deposit:
$0. 08

CANCEL | NEXT →

Need help? Call us at 1-800-433-4480. Representatives are available business days, from 8:00 AM to 7:00 PM ET

© 2012 General Electric Capital Corporation Privacy Policy

GE Interest Plus is an investment in the senior, unsecured corporate debt of General Electric Capital Corporation. You should note that GE Interest Plus Notes are not a money market fund, which is generally a diversified fund consisting of investment in short term debt securities of many companies. Unlike bank accounts and certificates of deposit, GE Interest Plus is not an FDIC-insured deposit. GE Interest Plus is not guaranteed under the FDIC's Temporary Liquidity Guarantee Program. It is possible to lose money if GE Capital is unable to pay its debts. Please see the prospectus for important investment information.

The issuer has filed a registration statement (including a prospectus) [Registration Statement No. 333-182527] with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov or by clicking here. Alternatively, the issuer, any underwriter, or any dealer participating in the offering will arrange to mail you the prospectus if you request it by clicking here or calling toll free 1-800-433-4480.

Filed pursuant to Rule 433
Dated August 13, 2012
Registration Statement No. 333-182527